Exhibit 10.2

APOLLO INFRASTRUCTURE COMPANY LLC

FORM OF RESTRICTED SHARE PLAN FOR INDEPENDENT DIRECTORS

E SHARE AWARD AGREEMENT

This E Share Award Agreement (this “Agreement”) is made as of [●] (hereinafter referred to as the “Date of Grant”), between Apollo Infrastructure Company LLC, a Delaware limited liability company (the “Company”), and [●] (the “Participant”):

R E C I T A L S:

WHEREAS, the Company has adopted the Apollo Infrastructure Company LLC Restricted Share Plan for Independent Directors, as amended from time to time (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement (capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Plan or in the LLC Agreement (as defined in the Plan), as applicable);

WHEREAS, the Participant provides services to the Company or an Affiliate thereof; and

WHEREAS, the Board has determined that it would be in the best interests of the Company to make the award of E Shares provided for herein to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Award of E Shares.

(a) E Shares. Subject to the terms and conditions of this Agreement, the Plan and the LLC Agreement, the Company hereby grants to the Participant, on the Date of Grant, [●] E Shares (Series [●]), subject to adjustment as set forth in the Plan and this Agreement. The E Shares shall vest in accordance with Section 2 of this Agreement.

(b) Distributions. Distributions in respect of Shares shall be made to the Participant in accordance with the provisions of the LLC Agreement.

2. Vesting. The E Shares shall be unvested as of the Date of Grant, and 100% of the E Shares shall vest on [●], subject to the Participant’s continued service through the applicable vesting date.

3. General Termination of Service Provisions.

(a) Upon the Participant no longer serving as a director of the Company for any reason, all unvested E Shares will be automatically canceled and forfeited without consideration on such date.

(b) Notwithstanding any other provision of this Agreement, in the event (i) the Participant’s Service terminates for Cause, or (ii) the Participant resigns when grounds for Cause exist, all of the E Shares (vested or unvested) held by Participant, and any of Participant’s Permitted Transferees, as applicable, will be immediately cancelled and forfeited without consideration upon the date of such termination of Service or resignation, as applicable.

4. Representations and Warranties of the Participant. The Participant acknowledges, represents and warrants that the acknowledgements, representations and warranties set forth in Appendix A attached hereto are true and correct as of the Date of Grant.

5. Transfers. The Participant shall not transfer any E Shares except as expressly permitted by, and in accordance with, the LLC Agreement. Any transfer or attempted transfer of E Shares in violation of any provision of this Agreement or the LLC Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Shares as the owner of such Shares for any purpose.

6. Rights as Holder of E Shares. The Participant shall be the record owner of the Shares granted hereunder unless and until such Shares are forfeited pursuant to Section 3, repurchased pursuant to the LLC Agreement and the Repurchase Plan or transferred in accordance with Section 5, and as record owner shall be entitled to all rights of a holder of E Shares; provided that the Shares shall be subject to the limitations on transfer and encumbrance set forth in this Agreement, the Plan and the LLC Agreement.

7. Section 83(b) Election and Certain Related Income Tax Considerations. The Participant may, but is not required to, execute and deliver to the Company and the Internal Revenue Service a timely, valid election under Section 83(b) of the Code, in substantially the form attached hereto as Exhibit I (the “83(b) Election”). The Participant hereby acknowledges that (a) the Company has not provided, and is not hereby providing, the Participant with tax advice regarding the 83(b) Election and has urged the Participant to consult the Participant’s own tax advisor with respect to the income taxation consequences thereof, and (b) the Company has not advised the Participant to rely on any determination by it or its representatives as to the fair market value specified in the 83(b) Election and will have no liability to the Participant if the actual fair market value of the E Shares on the date hereof exceeds the amount specified in the 83(b) Election.

8. Recapitalizations, Exchanges, Etc., Affecting Shares. The provisions of this Agreement, the Plan and the LLC Agreement shall apply, to the fullest extent set forth herein with respect to the E Shares, to any and all securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the E Shares, by reason of any dividend payable, issuance of E Shares, combination, recapitalization, reclassification, merger, consolidation or otherwise.

9. Cooperation. The parties agree to cooperate with one another in taking action reasonably necessary to consummate the transactions contemplated by this Agreement.

10. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that no permitted transferee shall derive any rights under this Agreement unless and until such transferee has executed and delivered to the Company a valid undertaking and becomes bound by the terms of this Agreement.

11. Amendment; Waiver. This Agreement may be amended only by a written instrument signed by the parties hereto. No waiver by any party hereto of any of the provisions hereof shall be effective unless set forth in a writing executed by the party so waiving.

12. Governing Law. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Company or the Participant in the negotiation, administration, performance and enforcement thereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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13. Consent to Jurisdiction and Service of Process. EACH OF THE PARTIES HERETO IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER BROUGHT BY ANOTHER PARTY HERETO OR ITS SUCCESSORS OR ASSIGNS, SHALL BE BROUGHT AND DETERMINED EXCLUSIVELY IN THE DELAWARE COURT OF CHANCERY IN NEW CASTLE COUNTY AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF DELAWARE (OR, IF THE DELAWARE COURT OF CHANCERY DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT WITHIN THE STATE OF DELAWARE). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS WITH REGARD TO ANY SUCH ACTION OR PROCEEDING FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE PERSONAL JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT IT WILL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IN ANY COURT OTHER THAN THE AFORESAID COURTS. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, COUNTERCLAIM OR OTHERWISE, IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, (A) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE NAMED COURTS, (B) ANY CLAIM THAT IT OR ITS PROPERTY IS EXEMPT OR IMMUNE FROM JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL PROCESS COMMENCED IN SUCH COURTS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE) AND (C) TO THE FULLEST EXTENT PERMITTED BY THE APPLICABLE LAW, ANY CLAIM THAT (I) THE SUIT, ACTION OR PROCEEDING IN SUCH COURT IS BROUGHT IN AN INCONVENIENT FORUM, (II) THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER OR (III) THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, MAY NOT BE ENFORCED IN OR BY SUCH COURTS. THE PARTIES HERETO FURTHER AGREE THAT ANY FINAL AND NON-APPEALABLE JUDGMENT AGAINST ANY OF THEM IN ANY ACTION, SUIT OR PROCEEDING DESCRIBED IN THIS SECTION 13 SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON JUDGMENT, A CERTIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT.

14. Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER OR RELATE TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS

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AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15. Integration. This Agreement, the Plan and the documents referred to herein or therein or delivered pursuant hereto or thereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Counterparts. This Agreement may be executed in separate counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

17. Rights Cumulative; Waiver. The rights and remedies of the Participant and the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party’s other or further exercise or the exercise of any other power or right. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

[Signature Page Follows]

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PARTICIPANT

Name:

Date:

Please confirm the following by signing your initials where indicated below:

Participant is an “accredited investor”[1] within the meaning of Rule 501(a) under the Securities Act of 1933, as amended.

[1]	You are an “accredited investor” if you meet any of the following tests:

1.	You are a director or executive officer of the Company;
2.	You are a holder in good standing of the Series 7, Series 65, or Series 82 license.
3.

Your individual net worth, or joint net worth with your spouse or spousal equivalent, exceeds $1,000,000 on the Date of Grant. For purposes of this item, “net worth” means the excess of total assets at fair market value, including automobiles and other personal property but excluding the value of your primary residence (and including property owned by your spouse or spousal equivalent other than the primary residence of the spouse or spousal equivalent), over total liabilities. If the amount of indebtedness secured by your primary residence exceeds the amount of such indebtedness 60 days ago, other than as a result of the acquisition of the primary residence, then the amount of such excess is included in total liabilities or (ii) to the extent the fair market value of the residence is less than the amount of such mortgage or other indebtedness, then the amount of such deficiency is included in total liabilities;

4.

You personally have had an individual income in excess of $200,000 in each of the two most recent calendar years and you reasonably expect an income in excess of $200,000 in the current calendar year; or

5.

Your joint income with your spouse or spousal equivalent is in excess of $300,000 in each of the two most recent calendar years and you reasonably expect a joint income in excess of $300,000 in the current calendar year.

[Signature Page to E Share Award Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth on the Participant’s signature page hereto.

Apollo Infrastructure Company LLC

By:
Name:
Title:

APPENDIX A

Representations and Warranties of the Participant

1.	E Shares Unregistered.

a) The Participant acknowledges and represents as of the Date of Grant that the Participant has been advised by the Company that the E Shares have not, and no offer or sale thereof has, been registered under the Securities Act;

b) The E Shares must be held indefinitely and the Participant must continue to bear the economic risk of the investment in the E Shares unless repurchased pursuant to the Repurchase plan or the offer and sale of such E Shares are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available (or as otherwise provided in the LLC Agreement); and

c) There is no established market for the E Shares and it is not anticipated that there will be any public market for the E Shares in the foreseeable future.

2.	Additional Investment Representations. The Participant represents and warrants as of the Date of Grant that:

a) The Participant has full power and authority to execute and deliver this Agreement and to perform the Participant’s obligations hereunder;

b) All necessary action, corporate or otherwise, has been taken by the Participant to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

c) This Agreement has been duly and validly executed and delivered by the Participant. Assuming this Agreement is the valid and binding agreement of the Company, this Agreement constitutes the legal, valid and binding agreement of the Participant, enforceable against the Participant in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally and general equitable principles;

d) No consents, waivers, approvals, licenses, permits, orders, actions or non-actions of, or filings, notifications, declarations or registrations with, any governmental entity are necessary for the execution, delivery or performance by the Participant of this Agreement;

e) The execution, delivery and performance by the Participant of this Agreement does not and will not (i) violate any law, rule, regulation, judgment, injunction, order or decree applicable to or binding upon the Participant, (ii) require any consent or other action by any Person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Participant or to a loss of any benefit to which the Participant is entitled under any provision of any agreement or other instrument binding upon the Participant or any of its assets or properties or (iii) result in the creation or imposition of any lien on any property or asset of the Participant;

f) The Participant’s financial situation is such that the Participant is able to bear the economic risk of the E Shares contemplated to be acquired hereby for an indefinite period of time, has adequate means of providing for his or her current financial needs and personal contingencies, has no need for liquidity therein and can afford to suffer a complete loss of the Participant’s interest in the E Shares;

g) The Participant’s knowledge and experience in financial and business matters are such that the Participant is capable of evaluating the merits and risks of holding the E Shares;

h) The Participant understands that the E Shares are a speculative instrument which involve a high degree of risk of loss of the Participant’s interest therein, there are substantial restrictions on the transferability of the E Shares and, on the Date of Grant and for an indefinite period following the Date of Grant, there will be no public market for the E Shares and, accordingly, it may not be possible for the Participant to liquidate the Participant’s E Shares in case of emergency, if at all;

i) Under certain circumstances, the Company, and Apollo and its Affiliates and designees, may have the right to repurchase the E Shares at a price which may be less than the fair market value thereof and, in certain cases, E Shares may be forfeited without consideration or fail to vest;

j) The Participant is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, as indicated on the Participant’s signature page hereto;

k) The Participant understands and has taken cognizance of all the risk factors related to the issuance of the E Shares in the Company’s private placement memorandum and otherwise and, other than as set forth in this Agreement, no representations or warranties have been made to the Participant or the Participant’s representatives concerning the E Shares or the Company or their prospects or other matters;

l) The Participant has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the Company, the Company’s organizational documents and the terms and conditions of the grant of the E Shares to obtain any additional information which the Participant deems necessary;

m) The Participant (i) has independently, and without reliance upon the Company or any of its Affiliates or any representative or agent of the foregoing, and based on such documents and information as the Participant has deemed appropriate, performed its, his or her own due diligence and business investigations with respect to the Company and made its, his or her own investment decision with respect to the investment represented by the issued E Shares, (ii) is fully familiar with the nature of the businesses of the Company and (iii) has consulted, to the extent deemed appropriate by the Participant, with the Participant’s own advisers as to the financial, tax, legal and related matters concerning the acquisition of an interest in the E Shares and on that basis understands the financial, tax, legal and related consequences of receipt of the E Shares, and believes that a receipt of the E Shares is suitable and appropriate for the Participant;

n) All information which the Participant has provided to the Company and the Company’s representatives concerning the Participant and the Participant’s financial position is complete and correct as of the date of this Agreement; and

o) The Participant has reviewed the mandatory repurchase provisions of the LLC Agreement, the Plan and this Agreement and acknowledges that (i) such Participant’s acceptance of such provisions is a precondition to receipt of the E Shares and (ii) such provisions are reasonable.

Exhibit I

FORM OF SECTION 83(b) ELECTION

ELECTION TO INCLUDE SHARES IN GROSS INCOME PURSUANT TO

SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned acquired E Shares (Series [●]) (the “Shares”) of Apollo Infrastructure Company LLC (the “Company”) on [●], 2024 (the “Acquisition Date”).

The undersigned desires to make an election to have the Shares taxed under the provision of Section 83(b) of the Internal Revenue Code of 1986, as amended (“Code §83(b)”), at the time the undersigned acquired the Shares.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 2024 the excess, if any, of the Shares’ fair market value on the Acquisition Date over the acquisition price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

The name, address and social security number of the undersigned:

[●]

SSN: - -

A description of the property with respect to which the election is being made:

    [●] E Shares (Series [●]) in the Company

The date on which the property was transferred: the Acquisition Date.

The taxable year for which such election is made: calendar year 2024.

The restrictions to which the property is subject include the following: If the undersigned ceases to provide services to the Company and its affiliates under certain circumstances, all or a portion of the Shares may be subject to forfeiture. The Shares are also subject to transfer restrictions.

The aggregate fair market value (on a liquidation basis) on the Acquisition Date of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $[●]

The aggregate amount paid for such property: $0

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of the transfer of the property. A copy of the election will also be furnished to the person for whom the services were performed. The undersigned is the person performing the services in connection with which the property was transferred.

A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations §1.83-2(e)(7).

Dated: , 2024
[●]